UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22398

Spinnaker ETF Series
(Exact name of registrant as specified in charter)

116 South Franklin Street, Rocky Mount, North Carolina 27804

(Address of principal executive offices)        (Zip code)

Paracorp Inc.

2140 South Dupont Hwy, Camden, DE 19934

(Name and address of agent for service)

Registrant’s telephone number, including area code: 252-972-9922

Date of fiscal year end: June 30

Date of reporting period: June 30, 2026

Item 1.	Report to Stockholders.

(a)

UVA Unconstrained Medium-Term Fixed Income ETF Tailored Shareholder Report

UVA Unconstrained Medium-Term Fixed Income ETF

Ticker: FFIU

Exchange: NYSE Arca

annual shareholder report June 30, 2026

This annual shareholder report contains important information about UVA Unconstrained Medium-Term Fixed Income ETF (the "Fund") for the period July 1, 2025 to June 30, 2026. You can find additional information about the Fund at https://etfpages.com/FFIU. You can also request this information by contacting us at (800) 773-3863.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
UVA Unconstrained Medium-Term Fixed Income ETF	$51	0.50%

How did the Fund perform last year?

For the twelve months ended June 30, 2026, the Fund returned 4.01%. The Fund outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned 3.79% for the same period.

What factors influenced performance?

The Fund's outperformance was largely due to its higher yielding corporate and agency security allocations. The Fund's longer duration versus the benchmark was a relative headwind during the period as rates rose, but this was more than offset by the Fund's yield advantage. We expect the Fund to continue to have a higher yield than its benchmark due to its corporate and agency security allocations. Due to longer duration, we expect the Fund to outperform in the future as interest rates decline.

How did the Fund perform since inception?

The following graph compares the initial and subsequent account values at the end of the most recently completed fiscal years of the Fund. It assumes a $10,000 initial investment at the inception date of the Fund in an appropriate broad-based index that reflects the market sectors that the Fund invests in for the same period.

Cumulative Performance

UVA Unconstrained Medium-Term Fixed Income ETF ($11,653)
Bloomberg U.S. Aggregate Bond Index ($11,585)
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
08/18/2017
06/30/2018
06/30/2019
06/30/2020
06/30/2021
06/30/2022
06/30/2023
06/30/2024
06/30/2025
06/30/2026

Average Annual Total Returns

(as of June 30, 2026 )

	1 Year	5 Year	Since Inception (8/18/17)
UVA Unconstrained Medium-Term Fixed Income ETF	4.01%	-0.17%	1.74%
Bloomberg U.S. Aggregate Bond Index	3.79%	0.08%	1.67%

Visit https://etfpages.com/FFIU for more recent performance information.

The Fund's past performance is not a good predictor of the Fund's future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

UVA Unconstrained Medium-Term Fixed Income ETF Tailored Shareholder Report

Key Fund Statistics

(as of June 30, 2026 )

Net Assets	$53,449,301
Number of Holdings	130
Net Advisory Fee	$0
Portfolio Turnover Rate	10.87%

What did the Fund invest in?

(as of June 30, 2026 )

Sector Breakdown (% of net assets)

Federal Agency
35.5%
Technology
10.7%
United States Treasury Notes
8.3%
Municipal Bonds
8.3%
Financials
7.4%
Consumer Discretionary
7.0%
Short-Term Investment
5.5%
Energy
3.4%
Industrials
3.1%
Communications
2.5%
Other
8.3%

Top Ten Holdings	(% of net assets)
Freddie Mac Pool, 5.00% 4/1/53	2.7%
Fannie Mae Pool, 5.50% 10/1/53	1.8%
Freddie Mac Pool, 5.00% 12/1/55	1.8%
United States Treasury Note, 2.25% 2/15/52	1.7%
United States Treasury Note, 4.00% 11/15/42	1.7%
Fannie Mae Pool, 5.50% 9/1/55	1.6%
Freddie Mac Pool, 5.00% 7/1/54	1.6%
eBay Inc, 4.00% 7/15/42	1.6%
Fannie Mae Pool, 5.00% 10/1/54	1.5%
Fannie Mae Pool, 5.00% 6/1/53	1.4%

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit https://etfpages.com/FFIU.

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	During the period covered by this report, there have been no substantive amendments to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers to the provisions of the Code of Ethics.

(e)	Not applicable.

(f)(1)	A copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 19(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the collective knowledge and experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

Audit fees billed for the UVA Unconstrained Medium-Term Fixed Income ETF (the “Fund”) for the last two fiscal years are reflected in the tables below.

For the fiscal years ended June 30, 2025, and June 30, 2026 these amounts represent aggregate fees billed for professional services rendered by the Fund’s independent accountant, Tait, Weller & Baker, LLP (the”Accountant”), in connection with the audit of the Fund’s annual financial statements and for services that are normally provided by the Accountant in connection with the Fund’s statutory and regulatory filings for that fiscal year.

Fund	June 30, 2025	June 30, 2026
UVA Unconstrained Medium-Term Fixed Income ETF	$12,000	$12,250

(b)	Audit-Related Fees

There were no additional fees billed in the last two fiscal years ended June 30, 2025, and June 30, 2026 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the Fund’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees

These amounts represent the aggregate fees billed in the Fund’s last two fiscal years ended June 30, 2025, and June 30, 2026 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	June 30, 2025	June 30, 2026
UVA Unconstrained Medium-Term Fixed Income ETF	$3,000	$3,000

(d)	All Other Fees

There were no other fees billed in the Fund’s last two fiscal years ended June 30, 2025, and June 30, 2026 for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	The Fund’s Board of Trustees pre-approved the engagement of the Accountant for the fiscal year ended June 30, 2026, at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the Fund and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the Fund’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund if the engagement relates directly to the operations and financial reporting of the Fund.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

Aggregate non-audit fees billed by the Accountant to the Fund for services rendered for the Fund’s last two fiscal years ended June 30, 2025, and June 30, 2026 are reflected in the table below. There were no fees billed by the Accountant for non-audit services rendered to the Fund’s investment adviser, or any other entity controlling, controlled by, or under common control with the Fund’s investment adviser for the Fund’s last two fiscal years ended June 30, 2025 and June 30, 2026.

Fund	June 30, 2025	June 30, 2026
UVA Unconstrained Medium-Term Fixed Income ETF	$3,000	$3,000

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	The Fund is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The Fund’s audit committee members are Thomas R. Galloway and Jesse S. Eberdt, III.

(b)	Not applicable.

Item 6.	Investments.

(a)	A copy of Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the financial statements filed under Item 7 of this Form.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Annual Financial Statements
For the fiscal year ended June 30, 2026

UVA Unconstrained Medium-Term Fixed Income ETF

The financial statements and other information contained herein are submitted for the general information of the shareholders of the UVA Unconstrained Medium-Term Fixed Income ETF (the “ETF”). The ETF’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The ETF’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund’s distributor is a bank.

Schedule of Investments

As of June 30, 2026

	Principal	Interest Rate	Maturity Date	Value
Corporate Bonds - 39.69%
Communications - 2.45%
Alphabet Inc	$500,000	1.900%	08/15/40	$331,556
Alphabet Inc	750,000	2.050%	08/15/50	402,693
TWDC Enterprises 18 Corp	250,000	3.000%	07/30/46	171,746
Walt Disney Co/The	250,000	2.750%	09/01/49	155,662
Walt Disney Co/The	300,000	3.500%	05/13/40	246,621
				1,308,278
Consumer Discretionary - 7.03%
Amazon.com Inc	750,000	2.500%	06/03/50	432,865
eBay Inc	190,000	2.700%	03/11/30	176,332
eBay Inc	1,068,000	4.000%	07/15/42	853,404
Ford Motor Co	250,000	6.375%	02/01/29	255,233
General Motors Co	250,000	5.000%	10/01/28	250,858
McDonald's Corp	200,000	3.700%	02/15/42	161,796
McDonald's Corp	500,000	4.700%	12/09/35	489,935
NIKE Inc	250,000	3.250%	03/27/40	198,511
NIKE Inc	343,000	3.625%	05/01/43	269,382
Ralph Lauren Corp	350,000	2.950%	06/15/30	328,411
Southwest Airlines Co	100,000	2.625%	02/10/30	92,593
Trustees of Princeton University/The	250,000	2.612%	07/01/26	249,955
				3,759,275
Consumer Staples - 2.39%
Altria Group Inc	400,000	4.250%	08/09/42	329,909
Altria Group Inc	250,000	4.500%	05/02/43	210,767
Altria Group Inc	250,000	5.800%	02/14/39	252,744
Brown-Forman Corp	330,000	4.500%	07/15/45	283,332
Constellation Brands Inc	200,000	4.650%	11/15/28	199,895
				1,276,647
Energy - 3.39%
EOG Resources Inc	330,000	5.100%	01/15/36	324,916
Kinder Morgan Inc	500,000	5.400%	02/01/34	509,566
Phillips 66 Co	500,000	4.650%	11/15/34	482,598
Phillips 66 Co	500,000	4.950%	03/15/35	491,946
				1,809,026
Financials - 7.38%
Affiliated Managers Group Inc	500,000	5.500%	08/20/34	500,570
Bank of New York Mellon Corp/The	350,000	3.750%	12/20/26	347,375
Berkshire Hathaway Finance Corp	300,000	2.850%	10/15/50	190,690
CBRE Services Inc	100,000	2.500%	04/01/31	89,798
Cincinnati Financial Corp	250,000	6.125%	11/01/34	262,614
Citigroup Global Markets Holdings Inc(b)	250,000	1.000%	03/17/31	218,765
Goldman Sachs Group Inc/The	250,000	4.600%	10/15/33	245,871
Goldman Sachs Group Inc/The	500,000	5.000%	08/16/34	495,705
GS Finance Corp(b)	250,000	1.000%	03/10/31	218,765
MetLife Inc	250,000	5.875%	03/15/28	251,250
MetLife Inc	405,000	10.750%	08/01/39	523,318
Morgan Stanley	280,000	5.875%	09/15/26	277,550
Progressive Corp/The	415,000	3.700%	01/26/45	321,837
				3,944,108

See Notes to Financial Statements

Schedule of Investments (continued)

As of June 30, 2026

	Principal	Interest Rate	Maturity Date	Value
Corporate Bonds (continued)
Health Care - 2.38%
Amgen Inc	$300,000	3.150%	02/21/40	$233,552
Amgen Inc	300,000	4.400%	05/01/45	254,090
Amgen Inc	100,000	5.375%	05/15/43	92,582
Bristol-Myers Squibb Co	500,000	4.125%	06/15/39	445,748
Quest Diagnostics Inc	250,000	4.200%	06/30/29	246,596
				1,272,568
Industrials - 3.13%
FedEx Corp	300,000	3.875%	08/01/42	238,100
FedEx Corp	704,000	4.100%	04/15/43	576,650
General Electric Co	288,000	5.100%	06/15/32	289,338
Lockheed Martin Corp	300,000	2.800%	06/15/50	190,317
RTX Corp	400,000	4.875%	10/15/40	380,020
				1,674,425
Technology - 10.66%
Apple Inc	500,000	2.375%	02/08/41	354,073
Apple Inc	500,000	2.900%	09/12/27	492,957
Apple Inc	500,000	3.450%	02/09/45	380,600
Apple Inc	350,000	3.750%	09/12/47	268,371
Apple Inc	450,000	3.850%	05/04/43	373,368
Apple Inc	400,000	4.250%	02/09/47	335,425
Apple Inc	100,000	4.650%	02/23/46	89,598
Broadcom Corp / Broadcom Cayman Finance Ltd	200,000	3.500%	01/15/28	197,355
Broadcom Inc	250,000	4.300%	11/15/32	241,697
Electronic Arts Inc	250,000	1.850%	02/15/31	232,024
Intel Corp	300,000	2.800%	08/12/41	210,140
Intel Corp	300,000	3.250%	11/15/49	196,025
International Business Machines Corp	800,000	4.150%	05/15/39	696,784
Microsoft Corp	500,000	2.525%	06/01/50	297,729
Microsoft Corp	450,000	3.500%	11/15/42	361,521
Oracle Corp	400,000	3.800%	11/15/37	320,025
Oracle Corp	650,000	4.125%	05/15/45	451,999
QUALCOMM Inc	200,000	3.250%	05/20/27	198,364
				5,698,055
Utilities - 0.88%
Berkshire Hathaway Energy Co	250,000	3.700%	07/15/30	241,722
San Diego Gas & Electric Co	250,000	3.000%	03/15/32	226,987
				468,709
Total Corporate Bonds (Cost $25,552,926)				21,211,091

Municipal Bonds - 8.30%
Alaska Municipal Bond Bank Authority	350,000	2.602%	12/01/36	282,808
Alaska Municipal Bond Bank Authority	350,000	3.028%	12/01/41	272,853
Arizona Board of Regents	350,000	3.900%	06/01/44	289,392
Bay Area Toll Authority	350,000	2.913%	04/01/36	295,963
Bristol Township School District	255,000	3.650%	06/01/43	191,900
California State University	300,000	2.670%	11/01/38	239,776
City of Martinez CA	330,000	2.700%	08/01/40	248,601
County of Miami-Dade Seaport Department	250,000	2.762%	10/01/38	195,340
Golden State Tobacco Securitization Corp	85,000	3.115%	06/01/38	71,189
Manatee County Port Authority	200,000	3.187%	10/01/41	152,163
New Jersey Educational Facilities Authority	400,000	3.468%	07/01/35	352,622
Pennsylvania Higher Educational Facilities Authority	250,000	4.300%	06/15/45	211,940

See Notes to Financial Statements

Schedule of Investments (continued)

As of June 30, 2026

	Principal	Interest Rate	Maturity Date	Value
Municipal Bonds (continued)
Pennsylvania State University/The	$200,000	2.790%	09/01/43	$151,563
San Marcos Unified School District	350,000	3.377%	08/01/40	284,158
Tampa-Hillsborough County Expressway Authority	505,000	2.692%	07/01/37	402,658
Tulare County Board of Education	250,000	3.640%	05/01/43	184,493
University of California	25,000	3.039%	05/15/27	24,771
University of Pittsburgh-of the Commonwealth System of Higher Education	140,000	3.127%	09/15/26	139,851
Utah Transit Authority	550,000	2.774%	12/15/38	442,695
Total Municipal Bonds (Cost $5,632,787)				4,434,736

United States Treasury Notes - 8.30%
	250,000	1.875%	02/15/32	220,762
	1,500,000	2.250%	02/15/52	908,027
	750,000	2.500%	02/15/45	528,018
	1,000,000	3.000%	02/15/48	739,414
	900,000	3.125%	02/15/43	722,215
	500,000	3.250%	05/15/42	413,105
	1,000,000	4.000%	11/15/42	905,625
Total United States Treasury Notes (Cost $5,321,358)				4,437,166

Federal Agency - 35.50%
Fannie Mae Pool	443,628	4.500%	02/01/54	428,180
Fannie Mae Pool	739,822	4.500%	03/01/56	710,274
Fannie Mae Pool	443,145	5.000%	01/01/55	436,219
Fannie Mae Pool	453,964	5.000%	04/01/55	446,858
Fannie Mae Pool	765,958	5.000%	06/01/53	756,607
Fannie Mae Pool	457,947	5.000%	06/01/55	450,783
Fannie Mae Pool	463,455	5.000%	07/01/55	456,198
Fannie Mae Pool	824,713	5.000%	10/01/54	815,111
Fannie Mae Pool	708,051	5.000%	10/01/54	699,806
Fannie Mae Pool	459,784	5.000%	11/01/54	455,116
Fannie Mae Pool	713,934	5.500%	02/01/56	717,419
Fannie Mae Pool	672,302	5.500%	03/01/54	679,047
Fannie Mae Pool	348,635	5.500%	07/01/53	352,029
Fannie Mae Pool	511,234	5.500%	09/01/53	515,378
Fannie Mae Pool	857,712	5.500%	09/01/55	861,872
Fannie Mae Pool	957,202	5.500%	10/01/53	966,431
Fannie Mae Pool	290,040	6.000%	01/01/55	298,131
Freddie Mac Pool	425,298	5.000%	01/01/55	420,351
Freddie Mac Pool	728,254	5.000%	02/01/56	716,844
Freddie Mac Pool	576,530	5.000%	04/01/53	569,672
Freddie Mac Pool	1,429,697	5.000%	04/01/53	1,422,895
Freddie Mac Pool	449,932	5.000%	04/01/55	442,886
Freddie Mac Pool	873,587	5.000%	07/01/54	860,197
Freddie Mac Pool	479,442	5.000%	11/01/55	471,930
Freddie Mac Pool	963,477	5.000%	12/01/55	948,379
Freddie Mac Pool	397,109	5.500%	05/01/55	399,013
Freddie Mac Pool	412,507	5.500%	06/01/55	414,489
Freddie Mac Pool	665,004	5.500%	06/01/55	669,283
Freddie Mac Pool	697,072	5.500%	10/01/55	700,417
Freddie Mac Pool	430,283	6.000%	10/01/53	440,537
Ginnie Mae II Pool	448,076	5.500%	09/20/55	450,625
Total Federal Agency (Cost $18,911,522)				18,972,977

See Notes to Financial Statements

Schedule of Investments (continued)

As of June 30, 2026

	Shares	Value
Closed-End Funds - 1.91%
BlackRock Taxable Municipal Bond Trust	26,978	436,234
Eaton Vance Ltd Duration Income Fund	25,000	234,250
Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust	24,328	351,783
Total Closed-End Funds (Cost $1,504,648)		1,022,267

Short-Term Investment - 5.54%
MSILF Treasury Portfolio, 3.51% (a) (Cost $2,962,981)	2,962,981	2,962,981

Investments, at Value (Cost $59,886,222) - 99.24%		$53,041,218
Other Assets Less Liabilities - 0.76%		408,083
Net Assets - 100.00%		$53,449,301

(a)	Represents 7-day effective SEC yield as of June 30, 2026.
(b)	Level 3 securities fair valued using significant unobservable inputs 0.82% of Net Assets - see Note 1.

See Notes to Financial Statements

Statement of Assets and Liabilities

As of June 30, 2026

Assets:
Investments, at value	$53,041,218
Interest receivable	450,952
Due from Sub-Advisor	1,108
Total assets	53,493,278
Liabilities:
Accrued expenses:
Advisory fees	2,356
Professional fees	22,806
Administration fees	924
Trustee fees	3,569
Operational expenses	13,999
Other expenses	323
Total liabilities	43,977
Total Net Assets	$53,449,301
Net Assets Consist of:
Paid in capital	$64,880,242
Accumulated deficit	(11,430,941)
Total Net Assets	$53,449,301
Capital Shares Outstanding, no par value
(unlimited authorized shares)	2,450,000
Net Asset Value, Per Share	$21.82
Investments, at cost	$59,886,222

See Notes to Financial Statements

Statement of Operations

For the fiscal year ended June 30, 2026

Investment Income:
Dividends	$90,272
Interest	2,333,225
Total Investment Income	2,423,497
Expenses:
Advisory fees	130,776
Administration fees	61,175
Professional fees	38,382
Fund accounting fees	36,831
Compliance fees	51,391
Shareholder fulfillment fees	17,818
Transfer agent fees	16,519
Security pricing fees	23,889
Custody fees	5,651
Trustee fees	7,147
Other expenses	16,250
Total Expenses	405,829
Fees waived by Sub-Advisor	(104,621)
Fees reimbursed by Sub-Advisor	(39,656)
Net Expenses	261,552
Net Investment Income	2,161,945
Realized and Unrealized Loss on Investments:
Net realized loss from investment transactions	(51,457)
Net change in unrealized depreciation on investments	(31,999)
Net Realized and Unrealized Loss on Investments	(83,456)
Net Increase in Net Assets Resulting from Operations	$2,078,489

See Notes to Financial Statements

Statements of Changes in Net Assets

For the fiscal years ended June 30, 426

	2026	2025
Operations:
Net investment income	$2,161,945	$1,864,969
Net realized loss from investment transactions	(51,457)	(71,570)
Net change in unrealized appreciation (depreciation) on investments	(31,999)	520,637
Net Increase in Net Assets Resulting from Operations	2,078,489	2,314,036
Distributions to Shareholders From Distributable Earnings	(2,131,350)	(1,837,500)

Capital Share Transactions:
Shares sold	11,081,707	14,199,789
Shares repurchased	(7,803,872)	(6,575,008)
Variable fees	2,204	—
Net Increase in Net Assets Resulting from Capital Share Transactions	3,280,039	7,624,781
Net Increase in Net Assets	3,227,178	8,101,317
Net Assets:
Beginning of Year	50,222,123	42,120,806
End of Year	$53,449,301	$50,222,123
Share Information:
Shares sold	500,000	650,000
Shares repurchased	(350,000)	(300,000)
Net Increase in Capital Shares	150,000	350,000

See Notes to Financial Statements

Financial Highlights

	June 30,
For a share outstanding during each fiscal year ended	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Year	$21.84	$21.60	$21.72	$22.25	$26.53
Income (Loss) from Investment Operations:
Net investment income(a)	0.91	0.88	0.83	0.75	0.64
Net realized and unrealized gain (loss) on investments	(0.04)	0.22	(0.08)	(0.52)	(4.08)
Total from Investment Operations	0.87	1.10	0.75	0.23	(3.44)
Less Distributions From:
Net investment income	(0.89)	(0.86)	(0.87)	(0.76)	(0.64)
Net realized gains	—	—	—	—	(0.20)
Total Distributions	(0.89)	(0.86)	(0.87)	(0.76)	(0.84)
Variable Fee	0.00 (c)	—	—	—	—
Net Asset Value, End of Year	$21.82	$21.84	$21.60	$21.72	$22.25
Total Return	4.01%	5.09%	3.53%	1.06%	(13.29)%
Net Assets, End of Year (in thousands)	$53,449	$50,222	$42,121	$61,888	$68,981
Ratios of:
Gross Expenses to Average Net Assets(b)	0.78%	0.78%	0.77%	0.63%	0.62%
Net Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Net Investment Income to Average Net Assets(b)	4.13%	4.00%	3.87%	3.45%	2.58%
Portfolio turnover rate	10.87%	12.13%	26.49%	8.92%	20.17%

(a)	Calculated using the average shares method.
(b)	Does not include expenses of the investments companies in which the fund invests
(c)	Less than $0.005 per share

See Notes to Financial Statements

Notes to Financial Statements

As of June 30, 2026

1. Organization and Significant Accounting Policies

The UVA Unconstrained Medium-Term Fixed Income ETF, an exchange-traded fund (the “ETF”), is a diversified series of the Spinnaker ETF Series (the “Trust”). The Trust was established as a Delaware statutory trust under an Agreement and Declaration of Trust on December 21, 2016, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The ETF commenced operations on August 18, 2017. The ETF seeks current income with limited risk to principal. The ETF intends to achieve its investment objective by investing principally in fixed income securities of any kind with dollar-weighted average effective duration between three and nine years, under normal circumstances. Under normal market conditions, the ETF intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in such securities. Fixed income securities include bonds, debt securities, and income-producing instruments of any kind issued by governmental or private-sector entities.

The ETF will issue and redeem shares at Net Asset Value (“NAV”) only in a large specified number of shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. As a practical matter, only authorized participants may purchase or redeem these Creation Units. Except when aggregated in Creation Units, the shares are not redeemable securities of the ETF. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form by Capital Investment Group, Inc. (the “Distributor”). Individual shares of the ETF may only be purchased and sold in secondary market transactions through brokers. Shares of the ETF are listed for trading on NYSE Arca under the ticker symbol FFIU, and because shares will trade at market prices rather than NAV, shares of the ETF may trade at a price greater than NAV (premium) or less than NAV (discount).

The following is a summary of significant accounting policies consistently followed by the ETF. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The ETF follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies.”

The Fund operates as a single operating segment. The Fund’s income, expenses, assets, and performance are regularly monitored for the oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Investment Valuation

The ETF’s debt securities are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer), or (iii) based on amortized cost. The ETF’s debt securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent the ETF’s debt securities are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of the ETF’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by the ETF may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models. Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE Arca on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE Arca on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are believed in good faith by the fair value designee to be deemed unreliable, including restricted securities, fair value determinations are made in accordance with the policies and procedures approved by the Board of Trustees (“Trustees”). Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of an ETF’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE Arca. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Notes to Financial Statements

As of June 30, 2026

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the ETF’s net asset value is not calculated and on which the ETF’s does not effect sales, redemptions and exchanges of its Shares.

Fair Value Measurement

The ETF has adopted Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements. ASC Topic 820 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements.

Various inputs are used in determining the value of the ETF's investments. These inputs are summarized in the three broad levels listed below:

Level 1:	Unadjusted quoted prices in active markets for identical securities assets or liabilities that the ETF has the ability to access.

Level 2:	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit spreads, yield curves, and market-collaborated input.

Level 3:	Unobservable inputs for the asset or liability to the extent that observable inputs are not available, representing the assumptions that a market participant would use in valuing the asset or liability at the measurement date; they would be based on the best information available, which may include the ETF’s own data.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of June 30, 2026, for the ETF’s assets measured at fair value:

	Total	Level 1	Level 2	Level 3(a)
Assets
Corporate Bonds	$21,211,091	$—	$20,773,561	$437,530
Municipal Bonds	4,434,736	—	4,434,736	—
United States Treasury Notes	4,437,166	—	4,437,166	—
Federal Agency	18,972,977	—	18,972,977	—
Closed-End Funds	1,022,267	1,022,267	—	—
Short-Term Investment	2,962,981	2,962,981	—	—
Total Assets	$53,041,218	$3,985,248	$48,618,440	$437,530

(a)	For the year ended June 30, 2026, these investments were valued in accordance with procedures approved by the Board of Trustees.

The table below presents a reconciliation of all Level 3 fair value measurements existing at June 30, 2026:

Value
Opening Balance	$439,412
Net Unrealized Appreciation (Depreciation) of Level 3 Instruments	(1,882)
Ending Balance	$437,530

The ETF has adopted a policy of recording any transfers of investment securities between the different levels in the fair value hierarchy as of the end of the fiscal year unless circumstances dictate otherwise.

Notes to Financial Statements

As of June 30, 2026

Below is a table summarizing the unobservable inputs used along with a sensitivity analysis, which shows the impact on valuation of a change in the unobservable input.

	Fair Value at June 30, 2026	Valuation Technique	Unobservable Inputs(a)
Assets (at fair value)
Investments in securities
Citigroup Global Markets Holdings Inc	$218,765	Value using the PV of the coupon payments	Yield spreads
GS Finance Corp	218,765	Value using the PV of the coupon payments	Yield spreads
(a)	An increase in yield spreads would decrease the value of the investments.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income and expenses are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion/amortization of discounts and premiums using the effective interest method. Gains and losses are determined on the identified cost basis, which is the same basis used for Federal income tax purposes.

Expenses

The ETF bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions

Dividends from net investment income, if any, are declared and paid on an annual basis for the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income. The ETF generally declares and distributes capital gains, if any, annually. Dividends and distributions to shareholders are recorded on ex-date.

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the ETF intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Risk Considerations

Call/Prepayment Risk. During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. This may result in the ETF reinvesting proceeds at lower interest rates, resulting in a decline in the ETF’s income.

Interest Rate Risk. As interest rates rise, the value of fixed income securities held by the ETF are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. Interest rates in the United States are near historic lows, which may increase the ETF’s exposure to risks associated with rising rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy (including the Federal Reserve ending its “quantitative easing” policy of purchasing large quantities of securities issued or guaranteed by the U.S. government), rising inflation, and changes in general economic conditions. Interest rate changes can be sudden and unpredictable. Moreover, rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for the ETF to value or sell some or all of its bond investments at any given time.

Changes in interest rates may also affect the ETF’s share price; for example, a sharp rise in interest rates could cause the ETF’s share price to fall. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. Duration is an estimate of a security’s sensitivity to changes in prevailing interest rates that is based on certain factors that may prove to be incorrect. It is therefore not an exact measurement and may not be able to reliably predict a particular security’s price sensitivity to changes in interest rates.

Fixed Income Risk. When the ETF invests in fixed income securities, the value of your investment in the ETF will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the ETF. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the ETF later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the ETF, possibly causing the ETF's share price and total return to be reduced and fluctuate more than other types of investments.

Notes to Financial Statements

As of June 30, 2026

Authorized Participant Risk. Only an authorized participant (“Authorized Participant” or “AP”) may engage in creation or redemption transactions directly with the ETF. The ETF has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). Authorized Participant concentration risk may be heightened for exchange-traded funds, such as the ETF, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

ETF Structure Risks. The ETF is subject to the special risks, including:

○	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the ETF at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

○	Trading Issues. An active trading market for the ETF’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the ETF’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the ETF’s shares.

○	Cash Purchases and Redemptions. To the extent Creation Units are purchased or redeemed by Authorized Participants in cash instead of in-kind, the ETF will incur certain costs such as brokerage expenses and taxable gains and losses. These costs could be imposed on the ETF and impact the ETF’s NAV if not fully offset by transaction fees paid by the Authorized Participants.

○	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

▪	In times of market stress, market makers may step away from their role market making in shares of exchange-traded funds and in executing trades, which can lead to differences between the market value of ETF shares and the ETF’s net asset value.

▪	To the extent Authorized Participants exit the business or are unable to process creations or redemptions and no other Authorized Participant can step in to do so, there may be a significantly reduced trading market in the ETF’s shares, which can lead to differences between the market value of ETF shares and the ETF’s net asset value.

▪	The market price for the ETF’s shares may deviate from the ETF’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or receive significantly less for ETF shares than the ETF’s net asset value, which is reflected in the bid and ask price for ETF shares or in the closing price.

▪	When all or a portion of an exchange-traded fund’s underlying securities trade in a market that is closed when the market for the ETF’s shares is open, there may be changes from the last quote of the closed market and the quote from the ETF’s domestic trading day, which could lead to differences between the market value of the ETF’s shares and the ETF’s net asset value.

▪	In stressed market conditions, the market for the ETF’s shares may become less liquid in response to the deteriorating liquidity of the ETF’s portfolio. This adverse effect on the liquidity of the ETF’s shares may, in turn, lead to differences between the market value of the ETF’s shares and the ETF’s net asset value.

Management Risk. The ETF is subject to management risk because it is an actively managed portfolio. In managing the ETF’s portfolio securities, the Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the ETF, but there can be no guarantee that these will produce the desired results. The Sub-Advisor’s decisions relating to the ETF’s duration will also affect the ETF’s yield, and in unusual circumstances will affect its share price. To the extent that the Sub-Advisor anticipates interest rates imprecisely, the ETF’s yield at times could lag those of other similarly managed funds.

Notes to Financial Statements

As of June 30, 2026

Preferred Securities Risk. Investing in preferred stock involves the following risks: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the ETF may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

Credit/Default Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement, or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social, or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the ETF’s income and Share price.

Foreign Securities Risk. Investments in securities of non-U.S. issuers are subject to risks not usually associated with owning securities of U.S. issuers. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the ETF from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign markets also involve currency risk, which is the risk that the values of the ETF’s investments denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies.

Investment Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence, and market liquidity.

Economic problems in a single country are increasingly affecting other markets and economies, and a continuation of this trend could adversely affect global economic conditions and world markets. Uncertainty and volatility in the financial markets and political systems of the U.S. or any other country, including volatility as a result of the ongoing conflicts between Russia and Ukraine and Israel and Hamas and the rapidly evolving measures in response, may have adverse spill-over effects into the global financial markets generally.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the ETF from buying or selling certain securities or financial instruments. In these circumstances, the ETF may be unable to rebalance its portfolio and may be unable to accurately price its investments.

Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the ETF. The Advisor and the ETF are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the ETF or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of ETF shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The ETF and its shareholders could be negatively impacted as a result.

Inflation-Indexed Bond Risk. Inflation-indexed bonds may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the ETF’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

Notes to Financial Statements

As of June 30, 2026

Mortgage- and Asset-Backed Securities Risk. In addition to other risks commonly associated with investing in debt securities, mortgage-backed securities (“MBS”) are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated, and the ETF may have to invest the proceeds in securities with lower yields. MBS are priced with an expectation of some anticipated level of prepayment of principal. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. MBS are also subject to the risk of default on the underlying mortgages, particularly during periods of economic downturn. Reduced investor demand for mortgage loans and mortgage- related securities may adversely affect the liquidity and market value of MBS. The risks associated with investing in asset-backed securities (“ABS”) are similar to those associated with investing in MBS. ABS also entail certain risks not presented by MBS, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain ABS. In addition, certain ABS are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

U.S. Government Securities Risk. Debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

3.	Transactions with Related Parties and Service Providers

Advisor

The ETF pays a monthly fee to OBP Capital, LLC (the “Advisor”) calculated at the annual rate of 0.25% of the ETF’s average daily net assets.

The Advisor has engaged Universal Value Advisors as the sub-advisor of the ETF (the “Sub-Advisor”) to provide day to day portfolio management of the ETF. The Advisor pays a monthly fee to the Sub-Advisor calculated at the annual rate of 0.20% of the ETF’s average daily net assets. The Sub-Advisor is paid directly by the Advisor out of the advisory fees disclosed above.

The ETF and the Sub-Advisor have entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the ETF, under which the Sub-Advisor has agreed to waive or reduce its fees and to assume other expenses of the ETF, if necessary, in amounts that limit the ETF’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of ETF officers and Trustees and contractual indemnification of ETF service providers (other than the Advisor or Sub-Advisor)) to not more than 0.50% of the average daily net assets of the ETF. The current term of the Expense Limitation Agreement is through October 31, 2026, and may be terminated by the Board of Trustees at any time. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years from the date the fees had been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limit or those in place at the time of recoupment.

For the fiscal year ended June 30, 2026, the Advisor earned $26,155 in net advisory fees after payment of the sub-advisor fee.

For the fiscal year ended June 30, 2026, the Sub-Advisor earned $104,621 in sub-advisory fees, of which all was waived pursuant to the Expense Limitation Agreement. Effective November 1, 2024, any fee waiver and expense reimbursement is subject to possible recoupment within 36 months of the waiver or reimbursement. As of June 30, 2026, the following amounts are subject to recoupment, $86,444 expiring June 30, 2028 and $144,277 expiring June 30, 2029.

Administrator and Fund Accountant

The Nottingham Company (the “Administrator”) serves as administrator and fund accountant for the ETF. For its services, the Administrator is entitled to receive compensation from the ETF pursuant to the Fund Accounting and Administration Service Agreement (the “Admin Agreement”) with the Trust. Under the Admin Agreement, the Administrator performs the following services for the ETF: (i) procures on behalf of the Trust, and coordinates with the custodian and monitors the services it provides to the ETF; (ii) coordinates with and monitors any other third parties furnishing services to the ETF; (iii) provides the ETF with necessary office space, telephones, and other communications facilities and personnel competent to perform administrative and clerical functions for the ETF; (iv) assists or supervises the maintenance by third parties of such books and records of the ETF as may be required by applicable federal or state law; (v) assists in the preparation of all federal, state, and local tax returns and reports of the ETF required by applicable law; (vi) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the ETF as required by applicable law; (vii) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of ETF expenses and instructs the custodian to issue checks in payment thereof; and (ix) takes such other action with respect to the ETF as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the ETF.

Notes to Financial Statements

As of June 30, 2026

The ETF incurred $61,175 in administration fees for the fiscal year ended June 30, 2026.

Compliance Services

The Nottingham Company, Inc. serves as the Trust’s compliance services provider including services as the Trust’s Chief Compliance Officer. The Nottingham Company, Inc. is entitled to receive customary fees from the ETF for its services pursuant to the Compliance Services Agreement with the ETF.

Transfer Agent

Nottingham Shareholder Services (the “Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the ETF. For its services, the Transfer Agent is entitled to receive compensation from the ETF pursuant to the Transfer Agent’s fee arrangements with the ETF. Broadridge Solutions, Inc. also serves as the Sub-Transfer Agent.

4.	Trustees and Officers

The Board is responsible for the management and supervision of the ETF. The Trustees approve all significant agreements between the Trust, on behalf of the ETF, and those companies that furnish services to the ETF; review performance of the Advisor and the ETF; and oversee activities of the ETF. Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust. Trustees who are not “interested persons” of the Trust or the Advisor within the meaning of the 1940 Act (the “Independent Trustees”) receive a flat rate of $7,500 plus an additional $2,500 per Fund each year but may receive up to an additional $1,500 per special meeting in the event that special meetings are held. This amount may be paid pro rata in the event that the Fund closes during the year. The Trust reimburses each Trustee and officers of the Trust for his or her travel and other expenses relating to attendance at such meetings.

Certain officers of the Trust may also be officers of the Advisor or the Administrator.

5.	Purchases and Sales of Investment Securities

For the fiscal year ended June 30, 2026, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Non-U.S. Government Securities	Proceeds from Sales of Non-U.S. Government Securities	Purchases of U.S. Government Securities	Proceeds from Sales of U.S. Government Securities	In-Kind Purchases	In-Kind Sales
$—	$2,833,260	$9,124,612	$2,525,753	$—	$—

6.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences.

Management has reviewed the ETF’s tax positions to be taken on the federal income tax returns for the fiscal years ended June 30, 2023 through June 30, 2026 and determined that the ETF does not have a liability for uncertain tax positions. The ETF recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended June 30, 2026, the ETF did not incur any interest or penalties.

Distributions during the years ended were characterized for tax purposes as follows:

	June 30, 2026	June 30, 2025
Ordinary Income	$2,131,350	$1,837,500

Reclassifications relate primarily to differing book/tax treatment of ordinary net investment losses and taxable overdistributions and have no impact on the net assets of the ETF.

For the fiscal year ended June 30, 2026, the following reclassifications were necessary:

Accumulated Surplus (Deficit)	$26,071
Paid in Capital	$(26,071)

Notes to Financial Statements

As of June 30, 2026

At June 30, 2026, the tax-basis cost of investments and components of accumulated deficit were as follows:

Cost of Investments	$59,778,307

Gross Unrealized Appreciation	$201,061
Gross Unrealized Depreciation	$(6,938,150)
Net Unrealized Depreciation	$(6,737,089)

Short Term Capital Loss Carryforward	$(205,947)
Long Term Capital Loss Carryforward	$(4,487,905)
Accumulated Deficit	$(11,430,941)

Capital Loss Carryforwards

Accumulated capital losses noted above represent net capital loss carryovers as of June 30, 2026, that are available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. The capital loss carryforwards have no expiration date.

7.	Concentration of Risk

At various times, the ETF may have cash, cash collateral, and due from broker balances that exceed federally insured limits. The ETF may have cash and cash equivalents on deposit with the custodians, which, at times, may exceed federally insured (“FDIC”) limits.

8.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the ETF. In addition, in the normal course of business, the Trust enters into contracts with its service providers, on behalf of the ETF, and others that provide for general indemnifications. The ETF’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the ETF. The ETF expects risk of loss to be remote.

9.	New Accounting Pronouncement

In the reporting period, the ETF adopted FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, and bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024. ETF’s Management has determined that there is no impact to the ETF’s financial statements.

10.	Subsequent Events

In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Spinnaker ETF Series

and the Shareholders of UVA Unconstrained Medium Term Fixed Income ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of UVA Unconstrained Medium Term Fixed Income ETF (the “Fund”), a series of Spinnaker ETF Series, including the schedule of investments, as of June 30, 2026, the related statement of operations for the year then ended, the statement of changes in net assets for the two years in the period then ended and the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2026, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the two years in the period ended June 30, 2023, have been audited by other auditors, whose reports dated August 28, 2023 and August 29, 2022, expressed an unqualified opinion on such financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2024.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 21, 2026

Additional Information (unaudited)

As of June 30, 2026

Tax Information

We are required to advise you within 60 days of the ETF’s fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal year. The following information is provided for the ETF’s fiscal year ended June 30, 2026.

See the Federal Income Tax section of the Notes to Financial Statements for the fiscal year distribution information.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information meeting.

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in early 2027, to determine the calendar year amounts to be included in their 2026 tax returns. Shareholders should consult a tax advisor regarding the tax consequences of investments in the Fund.

Changes In and Disagreements with Accountants (Form N-CSR Item 8)

There were no changes in or disagreements with the accountants during the period.

Matters Submitted for Shareholder Vote (Form N-CSR Item 9)

Not applicable

Disclosures for Open-End Management Investment Companies (Form N-CSR Item 10)

The aggregate compensation paid, on behalf of the ETF, to the Trustees for the period of this report was $[ ]. For the period of this report, no special compensation was paid to the Trustees, no compensation was paid to any officer of the ETF, and no compensation was paid to any person of whom any officer or director of the ETF is an affiliated person.

Approval of Investment Advisory Agreement

In connection with the special Board meeting held on June 24, 2026, the Board, including a majority of the Independent Trustees, discussed the approval of the renewal of the investment advisory agreement, between the Trust and OBP Capital, LLC (the “Advisor”), with respect to the UVA Unconstrained Medium-Term Fixed Income ETF (the “ETF”) (the "Investment Advisory Agreement").

The Trustees were assisted by legal counsel throughout the review process.  The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement.  In connection with their deliberations regarding approval of the Investment Advisory Agreement, the Trustees reviewed materials prepared by the Advisor. The Trustees also reviewed and considered information the Advisor provided in response to a request for information legal counsel submitted to the Advisor on behalf of the Independent Trustees in connection with the approval of the Investment Advisory Agreement.

In deciding on whether to approve the renewal of the Investment Advisory Agreement, the Trustees considered numerous factors, including:

(i)	Nature, Extent, and Quality of Services. The Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement. The Trustees reviewed the services being provided by the Advisor to the ETF including, without limitation, the quality of its investment advisory services since inception and its coordination of services among the service providers. The Trustees evaluated the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; the Advisor’s compliance programs; and the Advisor’s financial condition.

Additional Information (unaudited)

As of June 30, 2026

After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, compliance program, and ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate.

(ii)	Performance. The Trustees compared the performance of the ETF with the performance of its comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar/Lipper peer group average). The Trustees noted that the ETF had underperformed the category and peer group averages for the one-year and three-year periods, outperformed the category and peer group averages for the five-year period, and outperformed the peer group average but underperformed the category average for the since-inception period. The Trustees noted that the ETF underperformed its primary benchmark, Bloomberg US Aggregate Bond Index, for the oner-year and five-year periods but outperformed for the three-year and since-inception periods. The Trustees also considered the Advisor’s role in supervising the investment activity of Universal Value Advisors, the Fund’s Sub-Advisor. After reviewing the investment performance of the ETF and other factors, the Board concluded that the investment performance of the ETF and the Advisor were satisfactory.

(iii)	Comparative Fees and Expenses. The Trustees compared the management fee of the ETF to other comparable funds. The Trustees noted that the management fee remained above the median and average advisory fee of the peer group but below the average advisory fee of the Lipper category. The Trustees compared the expense ratio of the ETF to other comparable funds. It was noted that the expense ratio of the ETF remained above the median and average expense ratio of the peer group and Lipper category. Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor were not unreasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(iv)	Profitability. The Board reviewed the Advisor’s profitability analysis in connection with its management of the ETF over the past twelve months. The Board noted that the Advisor realized a small profit for the prior twelve months of operation. The Board considered the profit realized and concluded that the Advisor’s level of profitability was not excessive.

(v)	Economies of Scale. In this regard, the Trustees reviewed the ETF’s operational history and noted that the size of the ETF had not provided an opportunity to realize economies of scale. The Trustees then reviewed the fee arrangements for breakpoints or other provisions that would allow shareholders to benefit from economies of scale in the future as the ETF grows. The Trustees determined that the maximum management fee would stay the same regardless of the asset levels. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future as the ETF grows.

Conclusion. Having reviewed and discussed in depth such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement and as assisted by the advice of legal counsel, the Trustees concluded that approval of the Investment Advisory Agreement was in the best interest of the shareholders of the ETF.

Approval of Investment Sub-Advisory Agreement (Form N-CSR Item 11)

In connection with the quarterly Board meeting held on June 11, 2026, the Board, including a majority of the Independent Trustees, discussed the approval of the renewal of the management agreement, between the Trust and Universal Value Advisors (the “Sub-Advisor”), with respect to the UVA Unconstrained Medium-Term Fixed Income ETF (the “ETF”) (the "Investment Sub-Advisory Agreement").

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Sub-Advisory Agreement. In connection with their deliberations regarding approval of the Investment Sub-Advisory Agreement, the Trustees reviewed materials prepared by the Sub-Advisor. The Trustees also reviewed and considered information the Sub-Advisor provided in response to a request for information legal counsel submitted to the Sub-Advisor on behalf of the Independent Trustees in connection with the approval of the Investment Sub -Advisory Agreement.

Additional Information (unaudited)

As of June 30, 2026

In deciding on whether to approve the renewal of the Investment Sub-Advisory Agreement, the Trustees considered numerous factors, including:

(i)	Nature, Extent, and Quality of Services. The Trustees considered the responsibilities of the Sub-Advisor under the Investment Sub-Advisory Agreement. The Trustees reviewed the services being provided by the Sub-Advisor to the ETF including, without limitation, the quality of its investment sub-advisory services since the ETF’s inception (including research and recommendations with respect to portfolio securities); the Sub-Advisor’s procedures for formulating investment recommendations and assuring compliance with the ETF’s investment objectives, policies, and limitations. The Trustees evaluated the Sub-Advisor’s staffing, personnel, and methods of operating; the education and experience of the Sub-Advisor’s personnel; compliance programs; and financial condition. It was noted that the Sub-Advisor did not have any changes to their personnel since the last review.

After reviewing the foregoing information and further information in the memorandum from the Sub-Advisor (e.g., descriptions of the Sub-Advisor’s business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Sub-Advisor were satisfactory and adequate for the ETF.

(ii)	Performance. The Trustees compared the performance of the ETF with the performance of its comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar/Lipper peer group average). The Trustees noted that the ETF had underperformed the category and peer group averages for the one-year and three-year periods, outperformed the category and peer group averages for the five-year period, and outperformed the peer group average but underperformed the category average for the since-inception period. The Trustees noted that the ETF underperformed its primary benchmark, Bloomberg US Aggregate Bond Index, for the oner-year and five-year periods but outperformed for the three-year and since-inception periods. The Trustees also considered the Advisor’s role in supervising the investment activity of the Sub-Advisor.

After reviewing the investment performance of the ETF and other factors, the Board concluded that the investment performance of the ETF and the Sub-Advisor was satisfactory.

(iii)	Comparative Fees and Expenses. The Trustees first noted the management fee for the ETF under the Investment Sub-Advisory Agreement. The Trustees also noted that, with respect to the ETF, the Sub-Advisor is paid by OBP Capital, LLC (the “Advisor”) out of the management fee the Advisor receives from the ETF. The Trustees compared the management fee of the ETF to other comparable funds. The Trustees noted that the management fee remained above the median and average advisory fee of the peer group but below the average advisory fee of the Lipper category. The Trustees compared the expense ratio of the ETF to other comparable funds. It was noted that the expense ratio of the ETF remained above the median and average expense ratio of the peer group and Lipper category. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Sub-Advisor were not unreasonable in relation to the nature and quality of the services provided the Sub-Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(iv)	Profitability. The Board reviewed the Sub-Advisor’s profitability analysis in connection with its management of the ETF over the past twelve months. The Board noted that the Sub-Advisor realized a profit for the prior twelve months of operations.

(v)	Economies of Scale. In this regard, the Trustees reviewed the ETF’s operational history and noted that the size of the ETF had not provided an opportunity to realize economies of scale. The Trustees then reviewed the ETF’s fee arrangements for breakpoints or other provisions that would allow the shareholders to benefit from economies of scale in the future as the ETF grows. The Trustees determined that the maximum management fee would stay the same regardless of the asset levels. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future.

Conclusion. Having reviewed and discussed in depth such information from the Sub-Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Investment Sub-Advisory Agreement and as assisted by the advice of legal counsel, the Trustees concluded that approval of the Investment Sub-Advisory Agreement was in the best interest of the shareholders of the ETF.

UVA Unconstrained Medium-Term Fixed Income ETF

P.O. Box 69

Rocky Mount, NC 27802-0069

An investor should consider the investment objectives, risks, charges and expenses of the ETF carefully before investing. The prospectus and summary prospectus, which contain this and other information, are available at https://www.etfpages.com/FFIU or by calling 800-773-3863. The prospectus should be read carefully before investing.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7 of this Form.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7 of this Form.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

None.

Item 16.	Controls and Procedures.

(a)	The President and Principal Executive Officer and the Treasurer, Principal Accounting Officer, and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not applicable.

(a)(3)	A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act.

Filed herewith.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report or on behalf of the registrant to 10 or more persons.

Not applicable.

(a)(5)	Change in the registrant’s independent public accountant.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Spinnaker ETF Series

/s/ Katherine M. Honey
Date: September 4, 2026	Katherine M. Honey President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Katherine M. Honey
Date: September 4, 2026	Katherine M. Honey President and Principal Executive Officer

/s/ Peter McCabe
Date: September 4, 2026	Peter McCabe Treasurer, Principal Accounting Officer, and Principal Financial Officer